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Exhibit 10.15

SUMMARY COMPENSATION TERMS

        The following is a summary of the terms of the compensation package for Stephen Tisdall in his position as Vice President, Concrete Construction.

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  Annual base salary of CDN$275,000.

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  Eligible to participate in the Brand MIC Bonus Plan with a bonus of up to 120% of annual salary per year (pro-rated in 2005). Additional signing bonus of US$153,750 to be applied toward equity investment in Brand Holdings, LLC, with a tax gross-up amount, to be deducted from first year MIC bonus.

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  Receipt of a retention bonus equal to CDN$281,167 for each year of the first three full years Mr. Tisdall remains with Brand Services, Inc. Any unpaid amounts will be fully payable immediately if employment is terminated by Brand for any reason other than for cause.

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  Eligible to participate further in the Brand equity investment program, including:

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  Signing bonus will be applied to purchase 25,000 Class B Units at the price of US$6.15 per Class B unit.

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  eligibility for a loan from Brand Holdings, LLC to purchase additional Class B Units at the rate of $1.00 for every $2.00 invested in Class B Units (up to 12,500 Class B units).

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  receipt of 92,610 Class C and C1 Units.

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  Of this amount 12,965 Class C Units have a strike price of $10 per unit and vest on a time based schedule and will fully vest upon a change of control.

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  An additional 39,822 Class C Units of this total number have a strike price of $10 per unit and vest on a company performance based schedule.

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  The final 39,822 Class C1 Units of this total number have a strike price of $5 per unit and also vest on a performance based schedule.

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  Eligible for the standard medical, dental, life and disability programs and a RRSP with a matching contribution of 2% of earnings according to the current Aluma Canadian benefit policy.

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  Eligible for four weeks of vacation from the date of employment.

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  Eligible for vehicle allowance of US$840 per month in accordance with Brand Services, Inc.'s policy.

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  If employment is involuntarily terminated for any reason other than for cause, provided with 12 months of salary continuation at then current rate of pay as well as medical and other insurance benefits being received at that time.

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SUMMARY COMPENSATION TERMS